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			 UNITED STATES
		SECURITIES AND EXCHANGE COMMISSION
		      Washington, D.C. 20549

			SCHEDULE 14A
			(Rule 14a-101)


	   INFORMATION REQUIRED IN PROXY STATEMENT

		  SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant _x_
Filed by a Party other than the Registrant__

Check the appropriate box:

__  Preliminary Proxy Statement
__  Confidential, For Use of the Commission Only (as permitted by Rule 14a-
	6(e)(2))
_x_ Definitive Proxy Statement
__  Definitive Additional Materials
__  Soliciting Material Pursuant to Sect 240.14a-12

                   UNITED MORTGAGE TRUST
        (Name of Registrant as Specified in Its Charter)

____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
_x_  No fee required.
__   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:
_____________________________________________________________________________
(2)  Aggregate number of securities to which transaction applies:
_____________________________________________________________________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
_____________________________________________________________________________
(4)  Proposed maximum aggregate value of transaction:
_____________________________________________________________________________
(5)  Total fee paid:
_____________________________________________________________________________
*  Fee paid previously with preliminary materials.
_____________________________________________________________________________
* Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)  Amount Previously Paid:
_____________________________________________________________________________
	(2)  Form, Schedule or Registration Statement No.:
_____________________________________________________________________________
	(3)  Filing Party:
_____________________________________________________________________________
	(4)  Date Filed:
_____________________________________________________________________________



			 UNITED MORTGAGE TRUST
		   1702 N. Collins Blvd., Suite 100
			Richardson, Texas 75080
			   (214) 237-9305


NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 16, 2006


To the Shareholders of United Mortgage Trust:

You are cordially invited to attend the 2006 Annual Meeting of Shareholders ("Annual Meeting") of United Mortgage Trust, a Maryland real estate investment trust ("Company"). Notice is hereby given that the Annual Meeting will be held on October 16, 2006, at 10:00 a.m., Central Daylight Time, at the Company's principal executive office at 1702 N. Collins Blvd., Suite 100, Richardson, Texas 75080, for the following purposes:

1. The election of three Trustees to serve until our Annual Meeting of Shareholders to be held in 2007 or until such Trustees' successors are elected and qualified;

2. Ratification of the selection of Whitley Penn, P.C. as our independent public accountants for the fiscal year ending December 31, 2006; and

3. To transact such other business as may properly come before the annual meeting or at any adjournments thereof.

A proxy statement describing the matters to be considered at the annual meeting is attached to this notice. Only holders of record of our shares of beneficial interest ("Shares") at the close of business on September 1, 2006 are entitled to notice of and to vote at the meeting or any adjournment or adjournments thereof. A list of all shareholders as of September 1, 2006 will be open for inspection at the Annual Meeting.

Our Board of Trustees desires to have maximum representation of shareholders at the Annual Meeting. We may incur substantial additional proxy solicitation costs if a sufficient number of proxies are not returned in advance of the Annual Meeting. In order that your Shares may be represented at the Annual Meeting, the Trustees respectfully request that you date, execute and promptly mail the enclosed proxy in the accompanying postage-paid envelope. A shareholder may revoke a proxy by notice in writing to our Secretary at any time prior to its use, by presentation of a later-dated proxy, or by attending the Annual Meeting and voting in person.

By Order of our Board of Trustees


Christine Griffin
Chairman

Richardson, Texas
September 15, 2006




YOUR VOTE IS IMPORTANT. PLEASE PROMPTLY MARK, DATE, SIGN AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE OR FAX IT TO US AT (214) 237-9304.


UNITED MORTGAGE TRUST
1702 N. Collins Blvd., Suite 100
Richardson, Texas 75080
(214) 237-9305


                           PROXY STATEMENT
               FOR 2006 ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON OCTOBER 16, 2006

To Our Shareholders:

This Proxy Statement is furnished in connection with the solicitation of proxies by our Board of Trustees for use at our Annual Meeting of Shareholders ("Annual Meeting") to be held on the 16th day of October 2006 at 10:00 a.m., Central Daylight Time, at 1702 N. Collins Blvd., Suite 100, Richardson, Texas 75080, and any adjournments thereof. This Proxy Statement, the accompanying proxy ballot card and the Notice of Annual Meeting are first being provided to shareholders on or about September 11, 2006.

GENERAL INFORMATION

Solicitation of Proxies

Our Board of Trustees solicits the enclosed proxy. The costs of this solicitation will be borne us. Proxy solicitations will be made by mail, and also may be made by personal interview, telephone, facsimile transmission and telegram on our behalf by our Trustees and officers without additional compensation for such activities. Banks, brokerage houses, nominees and other fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners and to obtain authorization for the execution of proxies. We will, upon request, reimburse such parties for their reasonable expenses in forwarding proxy materials to their beneficial owners. We do not expect to engage an outside firm to solicit votes.

Voting Rights

Holders of our shares of beneficial interest ("Shares") at the close of business on September 1, 2006 ("Record Date"), are entitled to notice of, and to vote at, the Annual Meeting. On the Record Date 6,960,442 were outstanding. Each Share outstanding on the Record Date is entitled to one vote on each matter presented at the Annual Meeting.

Quorum and Vote Required

The presence, in person or by proxy, of shareholders representing 50% or more of the issued and outstanding Shares entitled to vote constitutes a quorum for the transaction of business at the Annual Meeting. If a quorum is present,
(i) a plurality of the votes cast at the Meeting is required for election as a Trustee, and (ii) the affirmative vote of the majority of the Shares present, in person or by proxy, at the Annual Meeting and entitled to vote is required for all other matters. Cumulative voting in the election of Trustees is not permitted.



Effect of Abstention

Abstentions are considered shares present and entitled to vote, and therefore have the same legal effect as a vote against all matters presented at the Annual Meeting other than the election of Trustees. An abstention with respect to the election of the Company's Trustees will not be counted either in favor of or against the election of the nominees.

Effect of Broker Non-Vote

Brokers holding shares for the account of their clients may vote such shares either in the manner directed by their clients or in their own discretion if permitted by the exchange or other organization of which they are members. Proxies that are voted by brokers on at least one but not all of the proposals are referred to as "broker non-votes". Broker non-votes will be included in determining the presence of a quorum. However, a broker non-vote is not treated as present and entitled to vote and will therefore have no outcome as the election of Trustees or the ratification of the selection of auditors.

Revocability of Proxy

The giving of the enclosed proxy does not preclude the right to vote in person should the shareholder giving the proxy so desire. A proxy may be revoked at any time prior to its exercise by delivering a written statement to our Secretary that the proxy is revoked, by presenting a later-dated proxy executing the prior proxy, or by attending the Annual Meeting and voting in person.

Voting of Proxies

Shares represented by all properly executed proxies received in time for the Annual Meeting will be voted in accordance with the choices specified in the proxies. Unless contrary instructions are indicated on the proxy, the shares will be voted FOR the election of the nominees named in this proxy statement as Trustees and FOR the ratification of the appointment of Whitley Penn as our auditors.

PROPOSAL 1 - ELECTION OF TRUSTEES

Our Declaration of Trust provides for not less than three or more than nine Trustees, a majority of whom must be Independent Trustees, except for a period of 60 days after the death, removal or resignation of an Independent Trustee. We currently have three Trustees, two of whom are Independent Trustees.

Effective as of June 7, 2006, Paul R. Guernsey resigned as a member of our Board of Trustees on which he served as an Independent Trustee since 1996. At the time of his resignation, Mr. Guernsey was serving as a member of the Independent Committee of the Board of Trustees, which was formed to evaluate and negotiate the proposed merger with UMT Holdings, L.P., a Texas limited partnership ("UMTH"). According to his June 7, 2006 letter of resignation, Mr. Guernsey resigned because he disagreed with other members of the Board of Trustees regarding the Company's change of investment strategy. Also, effective as of June 8, 2006, Richard D. O'Connor, Jr. resigned as a member of our Board of Trustees of United Mortgage Trust on which he served as an Independent Trustee since 1996. Mr. O'Connor's resignation was not the result of a disagreement with the Company on any matter relating to the Company's operations, policies or practices. Reference is made to our current report on Form 8-K filed with the Securities and Exchange Commission ("SEC") on June 13, 2006 (File No. 000-32409) for more information with respect to these resignations.

A total of three Trustees are scheduled to be elected at the Annual Meeting to serve for a one-year term and until their successors are elected and duly qualified. The nominees for members of our Board of Trustees are set forth below. Unless authorization is withheld, the persons named as proxies will vote FOR the nominees for Trustees listed below unless otherwise specified by the shareholder. In the event any nominee is unable or declines to serve as a Trustee at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Trustees to fill the vacancy. In the event that additional persons are nominated for election as Trustees, the proxy holders intend to vote all proxies received by them for the nominees listed below and against any other nominees. As of the date of this Proxy Statement, our Board of Trustees is not aware of any nominee who is unable or will decline to serve as Trustee. All of the nominees listed below already are serving as our Trustees and constitute all of our current Trustees.

The election to our Board of Trustees of each of the three nominees identified in this Proxy Statement will require a plurality of the votes cast, in person or by proxy, at the Annual Meeting. OUR BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE THREE NOMINEES IDENTIFIED BELOW.

Nominees to Board of Trustees

The names and ages of the persons nominated for election as our Trustees and the year in which each became a Trustee are set forth below:

	                    First Became
	                   A Trustee of
Name and Age 	            the Company		Position
Christine Griffin, 53		1996	Trustee, Chairman of the Board, President
					and Treasurer
Douglas R. Evans, 61		1996	Independent Trustee and Secretary
Michele A. Cadwell, 54		1997	Independent Trustee

Business Experience of Nominees

The following is a summary of the business experience of the nominees for election as our Trustees.

Christine "Cricket" Griffin has been our President and a Trustee since July 1996. She also served as president of UMT Advisors, Inc., our former advisor. In July 2003, she became a limited partner of UMT Holdings, L.P. ("UMTH"). She served as President of UMTH General Services, L.P. ("UMTHGS") from July 2003 until August 14, 2006. She currently serves as secretary of the UMTH groups of companies. From June 1995 until July 1996, Ms. Griffin served as Chief Financial Officer of SCMI, a Texas based mortgage-banking firm that is an Affiliate of our Advisor and that sells Mortgages and provides mortgage-servicing services to us. Her responsibilities at SCMI included day-to-day bookkeeping through financial statement preparation, mortgage warehouse lines administration, and investor communications and reporting. Additionally, Ms. Griffin was responsible for researching and implementing a note servicing system for SCMI and its subservicer. Before joining SCMI, Ms. Griffin was Vice President of Woodbine Petroleum, Inc., a publicly traded oil and gas company for 10 years, during which time her responsibilities included regulatory reporting, shareholder relations, and audit supervision. Ms. Griffin is a 1978 graduate of George Mason University, Virginia with a Bachelor of Arts degree, summa cum laude, in Politics and Government.

Douglas R. Evans has been one of our Independent Trustees since July 1996. Since February 1995, Mr. Evans has been a Principal of PetroCap, Inc., a firm that provides investment and merchant banking services to a variety of clients in the oil and gas industry. From 1987 until February 1995, Mr. Evans was President and Chief Executive Officer of Woodbine Petroleum, Inc., which was a publicly traded oil and gas company until it was taken private through a merger in September 1992. As part of his responsibilities at Woodbine, Mr. Evans managed and negotiated the sale of the parent company's REIT portfolio including mortgages and real property. Mr. Evans has been a licensed real estate broker in Texas since 1979 and a licensed real estate agent since 1976. Mr. Evans received an MBA from Southern Methodist University in 1972 and a Bachelor of Arts degree from the University of North Carolina in 1967.

Michele A. Cadwell is one of our Independent Trustees. She is currently a solo practitioner, concentrating on oil and gas and real estate law. From 1999 until May, 2006 she was a fee attorney affiliated with Commonwealth Land Title of Dallas, Texas. From 1998 to 1999, Ms. Cadwell was Manager - Onshore Land Operations with EEX Corp. Her primary responsibilities include drafting and negotiating exploration and marketing agreements, analysis of legislation and regulatory proposals, researching complex mineral titles, organization and management of non-core property divestitures, settlement of land owner disputes and advising and testifying on matters before the Oklahoma Corporation Commission. From 1980 until 1998 she was employed with Enserch Exploration, Inc. as Senior Land Representative. Ms. Cadwell is a 1974 graduate of the University of Oklahoma with a Bachelor of Arts Degree in English and a Juris Doctor Degree in 1978. She is admitted to both the Oklahoma and Texas bars.

Board Committees and Meetings

We had an Independent Trustees Committee that was organized to consider the proposed merger between us and UMTH. On June 13, 2006, the Board of Trustees voted to take no action to prevent the Agreement and Plan of Merger ("Agreement") dated September 1, 2005 between the Company and UMTH pursuant to which the Company would merge with and into UMTH from terminating for failure to satisfy the condition contained in that Agreement, and on June 30, 2006 the merger terminated. The Independent Trustees committee was disbanded as well.

We have no audit, nominating, compensation or other standing committees of our Board of Trustees. Nominations for trustees are determined by the full Board since the Board is relatively small and comprised of a majority of Independent Trustees. The nominees for trustee were selected by the full Board of Trustees. The Board does not have a formal policy with regard to the consideration of any trustee candidates recommended by security holders. The entire Board will review any person nominated by shareholders that has experience in our industry and who possesses good qualities in terms of his or her background including education, job history, memberships, ethical standards and reputation. We will consider nominations for trustees made by our shareholders. If you wish to submit names of prospective nominees for consideration by the Board you should do so in writing addressed to the President accompanied by sufficient biographical and other information to enable the Board to make an informed decision. The Board intends to appoint two to three trustees to replace the two that resigned in June, 2006.

During 2005, the Board of Trustees held regular meetings in conjunction with special meetings of the Independent Committee. All trustees were in attendance at all meetings.

We do not have a formal policy regarding attendance by our trustees at our Annual Meetings; however, we encourage such attendance. Last year, two trustees attended our Annual Meeting.

Compensation of Trustees

Trustees who are not Independent Trustees do not receive any compensation for acting as Trustees. Independent Trustees are entitled to receive the greater of $1,000 per meeting or $15,000 per year. For each year in which they serve, each Independent Trustee shall also receive 5-year options to purchase 2,500 Shares at an exercise price of $20 per Share (not to exceed 12,500 shares per Trustee). Additionally, Independent Trustees shall be reimbursed for travel expenses and other out-of-pocket disbursements incurred in connection with attending any meetings. During 2005, the Independent Trustees waived their rights to regular meeting fees and each Independent Trustee who served during all of 2005 also received 5-year stock options to purchase 2,500 Shares at an exercise price of $20 per Share.

In addition to the foregoing, the Board of Trustees voted to provide additional compensation to the three Independent Trustees serving on the Independent Committee to review the merger proposal received from UMTH. For 2005, $38,000 was awarded to each of the Independent Trustees for such service.

Code of Ethics

Our Board of Trustees has adopted a Code of Conduct and Business Ethics that is applicable to all trustees, officers and employees of the company. You may obtain a copy of this document free of charge by mailing a written request to:
Investor Relations, United Mortgage Trust, 1702 N. Collins Blvd., Suite 100, Richardson, TX 75080, or by sending an email request to: cgriffin@umth.com.

Compensation Committee Interlocks and Insider Participation

We have no standing compensation committee. None of our executive officers has served on the board or on the compensation committee of any other entity which had officers who served on our Board of Trustees.

Communications with the Board of Trustees

We do not have a formal policy for communications with our Board of Trustees. However, shareholders may communicate with the Board of Trustees by writing to us at:

United Mortgage Trust
Board of Trustees
1702 N. Collins Blvd.
Suite 100
Richardson TX 75080


EXECUTIVE COMPENSATION AND OTHER MATTERS

We do not have any employees. Our sole executive officer, Christine Griffin, is president of our former Advisor and a partner of UMTH. She was compensated as president of by UMT Advisors, Inc. The only source of revenue for UMT Advisors was trust managements fees paid by us for services rendered.

Management

Executive Officer

Christine Griffin is our President and is our only executive officer. She is President of our former Advisor, and in her capacities as President, Ms. Griffin manages our day-to-day operations, subject to the supervision our Board of Trustees. Information about Ms. Griffin's background is set forth above under "Proposal 1 - Election of Trustees - Nominees to Board of Trustees."

Our Advisor During 2005

During 2005 through August 14, 2006, the Trustees retained UMT Advisors, Inc., a Texas corporation ("Advisor") to manage the our day-to-day operations and to use its best efforts to seek out and present us with, whether through its own efforts or those of third parties retained by it, suitable and a sufficient number of investment opportunities which were consistent with our investment policies and objectives. The services of the Advisor included managing our day-to-day operations, development of investment guidelines, overseeing servicing, negotiating purchases of loans and overseeing the acquisition or disposition of investments, and managing our assets.

The directors and officers of the Advisor are set forth below. The Advisor's officers may also provide services to business not affiliated with the Advisor or us. Our President was an employee of the Advisor.

Name				Age	Offices Held
Todd Etter			56	Chairman
Christine "Cricket" Griffin	53	President
Timothy J. Kopacka		47	Vice President/Secretary

Theodore "Todd" F. Etter, Jr. Mr. Etter serves as a director of our general partner. Mr. Etter has served as a partner and Chairman of UMT Holdings, the parent company of our general partner and as Vice President and a Director of UMT Services, the general partner of UMT Holdings and our general partner, since March 2003. Also since March 2003, Mr. Etter has served as Chairman and Vice President of UMT Services, the general partner of UMT Holdings and our general partner, and as Chairman of UMT Funding. UMT Holdings, through its subsidiaries, UMTH Lending, UMTHLD and UMTH Funding, originates, purchases, sells and services interim loans for the purchase and renovation of single-family homes, land development loans and real estate related corporate finance services. Mr. Etter serves as President of the general partner of UDF I and as Chairman of the general partner of UDF II, each of which are limited partnerships formed to originate, purchase, sell and service land development loans and equity participations. See "Prior Performance Summary." Since 2000, Mr. Etter has been the Chairman of UMT Advisors, Inc., advisor to United Mortgage Trust, and since 1996, he has been Chairman of Mortgage
Trust Advisors, Inc., which served as the advisor to United Mortgage Trust from 1996 to 2000. Mr. Etter has overseen the growth of United Mortgage Trust from its inception in 1997 to over $150 million in capital. Since 1998, Mr. Etter has been a 50% owner of and has served as a director of Capital Reserve Corp. Since 2002, he has served as an owner and director of Ready America Funding Corp. Both Capital Reserve Corp. and Ready America Funding Corp. are Texas corporations that originate, sell and service mortgage loans for the purchase, renovation and construction of single-family homes. In 1992, Mr. Etter formed, and since that date has served as President of, South Central Mortgage, Inc. (SCMI), a Dallas, Texas-based mortgage banking firm. In July 2003, Mr. Etter consolidated his business interests in Capital Reserve Corp., Ready America Funding Corp. and SCMI into UMT Holdings. From 1980 through 1987, Mr. Etter served as a Principal of South Central Securities, an NASD member firm. In 1985, he formed South Central Financial Group, Inc., a Dallas, Texas-based investment banking firm, and he continues to serve as its President. From 1974 through 1981, he was Vice President of Crawford, Etter and Associates, a residential development, marketing, finance and construction company. Mr. Etter is a registered representative of IMS Securities, an NASD member and one of our selling group members. Mr. Etter received a Bachelor of Arts degree from Michigan State University in 1972.

Christine "Cricket" Griffin. For Ms. Griffin's biographical information, please see above under "Trustees and Officers."

Timothy J. Kopacka. Mr. Kopacka has served as Vice-President of UMT Advisors, Inc. since its formation in 2000. In addition, since 2003 Mr. Kopacka has been a limited partner of UMT Holdings and president of UMTH Funding Services, a subsidiary of UMT Holdings. Since 1996, Mr. Kopacka has served as Vice President of Mortgage Trust Advisors, Inc., the Company's former Advisor. Since 1984, he has been President of Kopacka & Associates, Inc., dba Grosse Pointe Financial, a financial advisory firm. From 1987 to 1990, he served as Vice President of Marketing and Operations for Kemper Financial Services in their retirement plans division. From 1980 to 1983, he was employed with Deloitte, Haskins & Sells, an international accounting and consulting firm. From 1983 through 1986, Mr. Kopacka was Chief Financial Officer for Federal Tax Workshops, Inc., an educational and consulting firm for CPA's. Mr. Kopacka, a Certified Public Accountant, received a Bachelors of Arts degree in Accounting and Finance from Michigan State University. He is a member of the Michigan Association of CPA's, the Hawaii Association of Public Accountants and the American Institute of CPA's.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Advisor provides the Company with day-to-day management and administrative services subject to the supervision and review by the Trustees. In consideration for the services, the Company paid the Advisors a trust administration fee of $887,000 during 2005 The fee was calculated as 1/12th of 1/2 of 1% paid monthly of the first $50,000,000 of income producing assets and 1/12th of 1% of income producing assets in excess of $50,000,000, paid monthly.

On August 14, 2006, we terminated our Advisory Services Agreement with UMT Advisors, Inc., and, effective August 1, 2006, entered into an Advisory Services Agreement with UMTH General Services, L.P. ("New Advisor"), a Texas limited partnership and subsidiary of UMT Holdings, L.P., a Delaware limited partnership and a related party. Ms. Griffin, Mr. Etter and Mr. Kopacka are limited partners in UMT Holdings, L.P. Pursuant to the Advisory Services Agreement the New Advisor will replace, and provide the services previously provided by, the former Advisor for a monthly trust administration fee equal to 1/12th of 1% of the amount of the unpaid principal balance of our mortgage investments and other short-term investments. As consideration of the granting of the Advisory Agreement, Advisor agrees to (i) pay consideration of $500,000 to UMT and (ii) assume responsibility for payment of $377,300 owed UMT by UMT Advisors, Inc. Payment of (i) and (ii) above will be made in twelve equal installments.

We have made loans to (1) Capital Reserve Group, Inc. ("CRG"), which is owned by Todd Etter and William Lowe, (2) Ready America Funding Corp. ("RAFC"), which is owned by SCMI and by Eastern Intercorp, Inc., a company owned by Craig Pettit, and (3) South Central Mortgage Inc. ("SCMI"), which is owned by Todd Etter, (we refer to these three companies as the "originating companies"), each of which has used the funds to originate underlying loans, that are pledged to us as security for such originating company's obligations to us under recourse loans. When principal and interest on an underlying loan are due in full, at maturity or otherwise, the corresponding obligation owed by the originating company to us under the recourse loan is also due in full.

In addition, some of the originating companies have sold loans to us, which we refer to as the "purchased loans," and have entered into recourse agreements under which the originating company agreed to reimburse us for certain losses that we incur with respect to purchased loans.

Before year end 2005, if the originating company foreclosed on property securing an underlying loan, or if we foreclosed on property securing a purchased loan, and the proceeds from the sale were insufficient to pay the loan in full, the originating company had the option of (1) repaying the outstanding balance owed to us associated with the underlying loan or purchased loan, as the case may be, or (2) delivering to us an unsecured deficiency note in the amount of the deficiency.

The owners of the originating companies are among the founders of UMT Holdings. Since July 1, 2003 they have originated interim mortgage loans through UMT Holdings, rather than through the originating companies. As a result, the originating companies do not intend to borrow additional funds from, or sell additional loans to, us.

On March 30, 2006, but effective December 2005, we and each originating company agreed to give us secured promissory notes to consolidate (1) all outstanding amounts owed by such originating company to us under the loans we made to such originating company and deficiency notes described above and (2) the estimated maximum future liability to us under the recourse arrangements described above. Each originating company issued to us a secured variable amount promissory note dated December 31, 2005(we refer to each of those notes as a "Secured Note") in the initial principal amounts shown below. The initial amounts represent all principal and accrued interest owed as of such date. The initial principal amounts are subject to increase up to the maximum amounts shown below, if losses are incurred upon the foreclosure of purchased loans covered by recourse arrangements. The Secured Notes (including related guaranties discussed below) are secured by an assignment of the distributions on Class C units, Class D units and Class EIA units of limited partnership interest of UMT Holdings held by the originating companies as detailed in the following table and paragraphs below.

Name  Initial Principal  Maximum Principal   Units Pledge
            Amount            Amount         as Security
-----------------------------------------------------------------------------
-
CRG      $ 2,725,442       $ 3,372,904       4,984 Class C
RAFC     $ 3,243,369       $ 5,274,436       6,739 Class C and all EIA units
SCMI     $ 3,295,422       $ 3,448,643       4,000 Class C

The Secured Notes bear interest at a rate of 10% per annum. The CRG and RAFC Secured Notes mature in 15 years. The SCMI Secured Note matures in approximately 22 years, which was the average initial amortization of the original loans reclassified as deficiency notes. The Secured Notes require monthly payments equal to the greater of (1) principal and interest amortized over 180 months and 264 months, respectively, or 2) the amount of any distributions paid to the originating company with respect to the pledged Class C units.

The Secured Notes have also been guaranteed by the following entities under the arrangements described below, all of which are dated effective December 31, 2005:

*	UMT Holdings. This guaranty is of all amounts due under all of the
Secured Notes and is unsecured.
*	WLL Ltd., an affiliate of CRG. This guaranty is of all amounts due under Secured Note from CRG is non-recourse and is secured by an assignment of 2,492 Class C Units and 732 Class D units of limited partnership interest of UMT Holdings held by WLL, Ltd.
*	RMC. This guaranty is non-recourse, is limited to 50% of all amounts due under the Secured Note from RAFC and is secured by an assignment of 3,870 Class C units of limited partnership interest of UMT Holdings.

In addition, WLL Ltd. has obligations to UMT Holdings under an indemnification agreement between UMT Holdings, WLL, Ltd. and William Lowe, under which UMT Holdings is indemnified for certain losses on loans and advances made by UMT Holdings to William Lowe. That indemnification agreement allows UMT Holdings to offset any amounts subject to indemnification against distributions made to WLL Ltd. with respect to the Class C and Class D units of limited partnership interest held by WLL, Ltd. Because WLL Ltd. has pledged these Class C and Class D units to us to secure its guaranty of Capital Reserve Corp.'s ("CRC") obligations under its Secured Note, we and UMT Holdings entered into an Intercreditor and Subordination Agreement under which UMT Holdings has agreed to subordinate its rights to offset amounts owed to it by WLL Ltd. to our lien on such units.

Capital Reserve Group, Inc. ("CRG") is a Texas corporation that is 50% owned by Todd Etter, an officer and principal shareholder of the Advisor. CRG was in the business of financing home purchases and renovations by real estate investors. We have loaned money to CRG to make loans to other borrowers. The loans made by CRG were collaterally assigned to us as security for the promissory note between us and CRG. The unpaid principal balances of the loans at year end 2005 were approximately $2,030,000.

Ready America Funding ("RAFC") is a Texas corporation that is 50% owned by SCMI, which is owned by Todd Etter. RAFC is in the business of financing interim mortgages for the purchase of land and the construction of modular and manufactured single-family homes placed on the land by real estate investors. We have loaned money to RAFC to make loans to other borrowers. The loans made by RAFC were then collaterally assigned to us as security for the promissory note between us and RAFC. The unpaid principal balances of the loans at year end 2005 were approximately $21,087,000.

UMT Holdings is a Delaware limited partnership which is in the real estate finance business and with whom we have entered into an Agreement and Plan of
Merger, as described in "Business -   Merger Agreement". Christine "Cricket"
Griffin, our President; Todd Etter and Tim Kopacka, who together own 100% of our Advisor; Craig Pettit, who owns 100% of Ready Mortgage Corp., which in turn owns 50% of RAFC; and William Lowe, who owns 50% of CRG, are limited partners of UMT Holdings. Mr. Etter is also a shareholder and director of UMT Services, Inc., the general partner of UMT Holdings. REO PC and PSC are subsidiaries of UMT Holdings. UMT Holdings has a 99% limited partnership interest in UMTH Land Development, L.P., which holds a 50% profit interest in UDF and also acts as UDF's asset manager. UMT Holdings has guaranteed the obligations of CRG, RAFC and SCMI under the Secured Notes.

UMTH Lending, L.P. ("UMTHLC")is a Delaware limited partnership that is a subsidiary of UMT Holdings. We have loaned money to UMTHLC to make loans to other borrowers. The loans made by UMTHLC are collaterally assigned to us as security for the promissory note between us and UMTHLC. The unpaid principal balances of the loans at year end 2005 were approximately $24,164,000.

We have loaned money to REOPC to acquire foreclosed properties from CRG. The unpaid principal balances of the loans at year end 2005 was approximately $788,000.

We have loaned money to RMC to make loans to other borrowers. The loans made by RMC were collaterally assigned to us as security for the promissory note between us and RMC. The unpaid principal balances of the remaining loans at year end 2004 was approximately $192,000. RMC has also guaranteed the obligations of RAFC under RAFC's Secured Note.

On January 1, 2005, effective September 30, 2004, with Trustee approval, we extended a secured line of credit to UDF in the amount of $30,000,000, which UDF has used to fund loans to real estate developers. The balance under the line of credit at December 31, 2005 was approximately $30,317,000.

South Central Mortgage, Inc. ("SCMI") is a Texas based mortgage bank owned by Todd Etter, an officer and principal shareholder of our Advisor. Christine "Cricket" Griffin, our President and one of our trustees, was previously the Chief Financial Officer of SCMI. We loaned money to SCMI to make loans to other borrowers. The loans made by SCMI were collaterally assigned to us as security for the promissory note between us and SCMI. The unpaid principal balances of the remaining loans at year end 2005 were approximately $150,000.

Below is a table of the aggregate principal amount of mortgages purchased each year indicated from companies affiliated with our Advisor and named in the table, and aggregate amount of funds we loaned to UDF under the line of credit, during the three years indicated:

Affiliate Company       2005           2004           2003
-------------------------------------------------------------
CRG                $    --         $ 1,704,000    $13,585,000
RAFC               $14,145,000     $24,203,000    $24,176,000
REOPC              $   218,000     $   894,000    $ 1,735,000
RMC                $ 1,129,000     $   856,000    $13,431,000
SCMI               $    --         $     --       $   128,000
UMTHLC             $33,058,000     $16,887,000    $17,198,000
UDF                $43,966,000     $48,856,000    $ 7,771,000

All loans purchased from affiliates during the past three years have been purchased at par value.

We pay loan servicing fees to PSC. We incurred loan servicing fees of approximately $45,000, $109,000 and $146,000 during 2005, 2004 and 2003, respectively.

We pay property management fees on vacant properties to REOPC. The fee is paid monthly and calculated as 0.8% of the outstanding balance of the loan when the property was classified as REO. Fees paid in 2005, 2004 and 2003 were approximately $24,000, $23,000 and $26,000, respectively.

Real estate sales commission of $75,000 were paid to REOPC in 2005, based on a scale of 1% to 4% of the sales price of a foreclosed property when the property is liquidated.

PROPOSAL 2 - RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

Our Board of Trustees has selected the accounting firm of Whitley Penn, P.C. to audit our financial statements for, and otherwise act as our independent certified public accountants with respect to the year ended December 31, 2006. Our Board of Trustees' selection of Whitley Penn for the current fiscal year is being presented to shareholders for ratification at the Annual Meeting. Whitley Penn has served as our independent certified public accountant since July 2002 when Jackson Rhodes, P.C., our prior auditor, was merged into Whitley Penn. To our knowledge, neither Whitley Penn nor any of its partners has any direct financial interest or any material indirect financial interest in us, or has had any connection since our inception in the capacity of promoter, underwriter, Trustee, officer or employee. A representative of Whitley Penn will be present at the Annual Meeting and will have the opportunity to answer questions and make a statement if they desire to do so and will be available to respond to appropriate questions.

Audit Fees

The aggregate fees billed by Whitley Penn for the audit of our annual financial statements for the fiscal years ended 2005 and 2004 and for the review of the financial statements in our quarterly reports on Form 10-Q and other statutory and regulatory filings for those fiscal years were approximately $115,000 and $61,000, respectively.

Tax Fees

The aggregate fees billed by Whitley Penn for tax services were approximately $6,800 for fiscal year 2005 and $5,026 for fiscal year 2004. Tax services consist of professional services rendered by Whitley Penn for tax compliance and tax planning, including tax return preparation and technical advice.

All Other Fees

This category consists of all other permissible non-audit services rendered by our independent auditors. There were no other fees billed or any other professional services rendered by Whitley Penn during the fiscal years 2005 and 2004.

All of the services and fees described in the preceding four paragraphs were approved by the Board of Trustees.

The Board of Trustees accepts proposals from potential audit firms during the first quarter of each year and before the annual proxy statement is prepared. The Board of Trustees reviews proposals and fees and makes its recommendation to shareholders in the annual proxy statement.

OUR BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPOINTMENT OF WHITLEY PENN, P.C. AS OUR INDEPENDENT AUDITORS FOR FISCAL YEAR 2006.

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

As of the Record Date, we had 7,943,571 Shares issued, 6,960,442 Shares outstanding, and 983,129 Shares in treasury from the repurchase of shares through our Share Repurchase Plan. The following table sets forth certain information regarding the beneficial ownership of the Shares as of the Record Date by (i) each person known by us to be the beneficial owner of more than five percent of our outstanding Shares, (ii) each of our Trustees and executive officers, and (iii) all of our Trustees and executive officers as a group. Except as indicated in the footnotes to this table, the persons named in the table, based on information provided by such persons, have sole voting and sole investment power with respect to all Shares shown as beneficially owned by them, subject to community property laws where applicable.

				Number of	Percent
Name and Address(1)		Shares (2)	of Class
Richard D. O'Connor, Jr. (5)	12,500(4)	0.18%
Paul R. Guernsey (5)		13,210(4)	0.19%
Douglas R. Evans (2)		12,500(4)	0.18%
All Trustees and Executive
Officers as a Group (3 persons)	38,210(4)	0.54%

(1) Unless otherwise indicated, the address is: c/o United Mortgage Trust, 1702 N. Collins Blvd., Suite 100, Richardson, Texas 75206.

(2) For purposes of this table, Shares indicated as being owned beneficially include Shares not presently outstanding but which are subject to exercise within 60 days through options, warrants, rights or conversion privileges.
For the purpose of computing the percentage of the outstanding Shares owned by a shareholder, Shares subject to such exercise are deemed to be outstanding securities of the class owned by that shareholder but are not deemed to be outstanding for the purpose of computing the percentage by any other person.

(3) A trustee and/or executive officer of the Company.

(4) Includes Shares issuable upon the exercise of stock options at an exercise price of $20.00 per Share.

(5) A former trustee of the Company. Mr. O'Connor resigned effective as of June 8, 2006 and Mr. Guernsey resigned effective as of June 7, 2006.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires a registrant's executive officers, directors and ten percent shareholders to file reports of ownership and changes in ownership with the SEC and to furnish copies of those reports to the registrant. Based solely on our review of such forms, we believe that all of our executive officers and trustees (we do not believe that we have any ten percent shareholders) complied with the applicable filing requirements.

OTHER MATTERS

As of the date of this Proxy Statement, our Board of Trustees knows of no other matters which may properly be, or are likely to be, brought before the Annual Meeting. To date, we have received no shareholder proposals. However, if any proper matters are brought before the Annual Meeting, the persons named in the enclosed Proxy will vote them as our Board of Trustees may recommend.

At the Annual Meeting, in addition to the matters described above, there will be an address by our President and a general discussion period during which shareholders will have an opportunity to ask questions about our business and operations.

Proposals for 2007 Annual Meeting

If a shareholder desires to submit a proposal for consideration at the next Annual Shareholders Meeting pursuant to Exchange Act Rule 14a-8 for inclusion in our proxy statement and form of proxy for the 2007 annual meeting of shareholders, such proposal must be in writing and mailed to: United Mortgage Trust, 1702 N. Collins Blvd., Suite 100, Richardson, Texas 75080. Normally, the deadline for submitting such proposals is 120 calendar days before the date of our proxy statement released to shareholders. However, because the date of the Annual Meeting is more than 30 days from the date of our 2005 annual meeting of shareholders, the deadline is a reasonable time before we begin to print and mail our proxy materials. We anticipate that we will print and mail our proxy materials in May 2007, and hold our next annual meeting of shareholders in June 2007.

Annual Report and Form 10-K

All Shareholders of record on the Record Date have been sent a copy of our 2005 Annual Report to Shareholders contained herewith, which contains our audited financial statements for the years ended December 31, 2005, 2004 and 2003.

A copy of our annual report on Form 10-K for the fiscal year ended December 31, 2005 that was filed with the SEC may be obtained without charge (except for exhibits to that Form 10-K, which will be furnished upon payment to us of reasonable expenses in furnishing those exhibits). To obtain a copy of that Form 10-K or any of those exhibits, please send a written request to Christine Griffin, our President, at our offices located at 1702 N. Collins Blvd., Suite 100, Richardson, Texas 75080 or from the SEC's website located at www.sec.gov.


By Order of our Board of Trustees

Cricket Griffin, Chairman

Richardson, Texas
September 15, 2006


Exhibit - Proxy Ballot

UNITED MORTGAGE TRUST
Proxy Ballot for 2006 Annual Meeting of Shareholders

THIS PROXY IS SOLICITED ON BEHALF OF OUR BOARD OF TRUSTEES AND WILL BE
VOTED.

The undersigned hereby appoints Christine Griffin and Douglas R. Evans, or any one or more of them acting in the absence of the other, as attorneys and proxies of the undersigned, with full power of substitution, for and in the name of the undersigned, to represent the undersigned at the Annual Meeting of the Shareholders of United Mortgage Trust, a Maryland real estate investment trust (the "Company") to be held at offices of the Company located at 1702 N. Collins Blvd, Suite 100, Richardson TX 75080 at 10:00 local time, on October 16, 2006, and at any adjournment or adjournments thereof, and to vote all shares of beneficial interest of the Company standing in the name of the undersigned, with the powers the undersigned would possess if personally present at such meeting:

1.  ELECTION OF THE COMPANY'S BOARD OF TRUSTEES:
Nominees: Christine "Cricket" Griffin, Douglas R. and Michele A. Cadwell

	/   /FOR	/   /AGAINST	/   /ABSTAIN

all nominees listed above, except vote withheld from the following nominees (if any):

___________________    ___________________     _____________________


2.  RATIFICATION OF THE SELECTION OF WHITLEY PENN, P.C. AS THE
COMPANY'S AUDITORS FOR THE YEAR ENDED DECEMBER 31, 2006.

	/   /FOR	/   /AGAINST	/   /ABSTAIN


OUR BOARD OF TRUSTEES RECOMMENDS A VOTE FOR APPROVAL OF ALL OF THE NOMINEES AND THE PROPOSAL SET FORTH ABOVE.

The Proxy will be voted as directed but, where no direction is given, it will be voted FOR approval of all of the nominees and the proposal set forth above. Copies of the Notice of the Meeting dated September 15, 2006 and of the Proxy Statement have been received by the undersigned.

PLEASE DATE AND SIGN BELOW


Dated:                    , 2006     Sign

Print Name(s):_________________________	  _______________________
Name(s):      _________________________   _______________________

PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE
PROMPTLY.

/   /Please check here if you plan to attend the meeting.